Investment in Joint Operations	12 Months Ended
Jun. 30, 2020
Interest in Other Entities [Abstract]
Investment in Joint Operations
INVESTMENT IN JOINT OPERATIONS

The group has a 50% interest in certain mining and exploration assets located in the Morobe province, PNG. Newcrest Mining Limited owns the remaining 50% interest in these assets. The asset in the joint arrangement is the Wafi-Golpu project. The joint arrangement is accounted for as a joint operation.

Under the conditions of the Wafi-Golpu exploration tenements, the State has reserved the right prior to the commencement of mining to take up an equity interest of up to 30% of any mineral discovery within the Wafi-Golpu tenements. The right is exercisable by the State once at any time prior to the commencement of mining. If the State exercises this right, the exercise price is a pro-rata share of the accumulated exploration expenditure. Once the right is exercised, the State is responsible for its proportionate share of ongoing exploration and project development costs. During February 2012, the State indicated its intention to exercise its option. As at 30 June 2020, this option has not been exercised.

The carrying amount of the project amounts to R3.0 billion at 30 June 2020.